Exhibit (a)iii under Form N-1A
                                             Exhibit 3(i) under Item 601/Reg.S-K





                                AMENDMENT #11

                         TO THE RESTATED AND AMENDED

                             DECLARATION OF TRUST



                            FEDERATED INDEX TRUST



                              Dated May 19, 2000



      THIS Declaration of Trust is amended as follows:



A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:



      Section 5.  Establishment and Designation of Series or Class.



      Without limiting the authority of the Trustees set forth in
      Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series shall be, and are established and designated as:



                     Federated Large Cap Index Fund

                      Federated Max-Cap Index Fund

                      Federated Mid-Cap Index Fund

                             Class C Shares

                      Institutional Service Shares

                          Institutional Shares

                     Federated Mini-Cap Index Fund

                             Class C Shares



      The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of February, 2002.


      WITNESS the due execution hereof this 14th day of February, 2002.







/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.

John F. Donahue                     Lawrence D. Ellis, M.D.



/s/ Thomas G. Bigley                /s/ Peter E. Madden

Thomas G. Bigley                    Peter E. Madden



/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.

John T. Conroy, Jr.                 Charles F. Mansfield, Jr.



/s/ Nicholas P. Constantakis        /s/ John E. Murray, Jr.

Nicholas P. Constantakis            John E. Murray, Jr.



/s/ John F. Cunningham              /s/ Marjorie P. Smuts

John F. Cunningham                  Marjorie P. Smuts



/s/ J. Christopher Donahue          /s/ John S. Walsh

J. Christopher Donahue              John S. Walsh




                                                Exhibit (a)iv under Form N-1A

                                                Exhibit 3(i) under Item
601/Reg.S-K





                                AMENDMENT #12

                         TO THE RESTATED AND AMENDED

                             DECLARATION OF TRUST



                            FEDERATED INDEX TRUST



                              Dated May 19, 2000



      THIS Declaration of Trust is amended as follows:



A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:



      Section 5.  Establishment and Designation of Series or Class.



      Without limiting the authority of the Trustees set forth in
      Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series shall be, and are established and designated as:



                     Federated Large Cap Index Fund

                      Federated Max-Cap Index Fund

                             Class C Shares

                      Institutional Service Shares

                          Institutional Shares

                      Federated Mid-Cap Index Fund

                     Federated Mini-Cap Index Fund

                             Class C Shares



      The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of February, 2002.


      WITNESS the due execution hereof this 15th day of March, 2002.







/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.

John F. Donahue                     Lawrence D. Ellis, M.D.



/s/ Thomas G. Bigley

Thomas G. Bigley                    Peter E. Madden



/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.

John T. Conroy, Jr.                 Charles F. Mansfield, Jr.



/s/ Nicholas P. Constantakis        /s/ John E. Murray, Jr.

Nicholas P. Constantakis            John E. Murray, Jr.



/s/ John F. Cunningham              /s/ Marjorie P. Smuts

John F. Cunningham                  Marjorie P. Smuts



/s/ J. Christopher Donahue          /s/ John S. Walsh

J. Christopher Donahue              John S. Walsh